Exhibit 10.1

August 17, 2026
Stilwell Activist Investments, L.P.
Stilwell Activist Fund, L.P.
Stilwell Value Partners VII, L.P.
Stilwell Associates, L.P.
c/o Stilwell Value LLC
200 Calle del Santo Cristo
Segundo Piso
San Juan, Puerto Rico 00901
Ladies and Gentlemen:
Re: Third Amendment to Letter Agreement
Reference is hereby made to that certain letter agreement entered into on December 5, 2023, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, Stilwell Activist Investments, L.P., a Delaware limited partnership, Stilwell Activist Fund, L.P., a Delaware limited partnership, Stilwell Value Partners VII, L.P., a Delaware limited partnership, and Stilwell Associates, L.P., a Delaware limited partnership (the “Original Letter Agreement”), as amended by a letter agreement dated December 5, 2024 (the “First Amendment”), and as further amended by a letter agreement dated November 20, 2025 (the “Second Amendment”, and together with the First Amendment and the Original Letter Agreement, the “Letter Agreement”).
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties wish to further amend the Letter Agreement by their execution of this third amendment thereto (the “Third Amendment”) as follows:
1.Amendment. The antepenultimate full paragraph of the Original Letter Agreement regarding its termination date is hereby deleted in its entirety and replaced with the following text:
“This Letter Agreement shall terminate and be of no further force and effect as of December 7, 2028.”
2.Miscellaneous.
a.    Except as otherwise expressly provided herein, the Letter Agreement shall continue in full force and effect in accordance with its terms.
b.This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to the conflicts of law provisions thereof.
c.This Third Amendment may be signed by the parties in separate counterparts, each of which when so signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment electronically (including portable document format (.pdf) or DocuSign) shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

[Remainder of page intentionally blank. Signature page follows.]

Very truly yours,
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
By: /s/ M. Andrew Franklin
     Name: M. Andrew Franklin
     Title: Chief Executive Officer and President

Accepted and agreed as of the date first written above:
STILWELL ACTIVIST INVESTMENTS, L.P.
By:    /s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC
STILWELL ACTIVIST FUND, L.P.
By:    /s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC
STILWELL VALUE PARTNERS VII, L.P.
By:    /s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC
STILWELL ASSOCIATES, L.P.
By:    /s/ Joseph Stilwell
Name: Joseph Stilwell
Title: Managing Member of the General Partner, Stilwell Value LLC

[Signature Page to Third Amendment to the Letter Agreement]